Exhibit 21
SUBSIDIARIES OF TRANSOCEAN LTD. (as of December 31, 2009)

Name	Jurisdiction
15375 Memorial Corporation	Delaware
Aguas Profundas, Limitada	Angola
Angola Deepwater Drilling Company (Operations) Ltd	Cayman Islands
Angola Deepwater Drilling Company (Rig) Ltd	Cayman Islands
Angola Deepwater Drilling Company Ltd	Cayman Islands
AngoSantaFe - Prestacao de Servicos Petroliferos, Limitada	Angola
Applied Drilling Technology Inc.	Texas
Arcade Drilling AS	Norway
Ashgrove Carriers Ltd.	Liberia
Asie Sonat Offshore Sdn Bhd	Malaysia
Blegra Asset Holdings Limited	Cyprus
Blegra Asset Management Limited	Cyprus
Blegra Financing Limited	Cyprus
Blegra Holdings Limited	Cyprus
Campeche Drilling Services Inc.	Delaware
Caspian Sea Ventures International, Ltd.	British Virgin Islands
Challenger Minerals (Accra) Inc.	Cayman Islands
Challenger Minerals (Celtic Sea) Limited	British Virgin Islands
Challenger Minerals (Ghana) Limited	Ghana
Challenger Minerals (Nigeria) Limited	Nigeria
Challenger Minerals (North Sea) Limited	Scotland
Challenger Minerals Inc.	California
Cliffs Drilling do Brasil Servicos de Petroleo S/C Ltda.	Brazil
Covent Garden - Servicos e Marketing, Sociedade Unipessoal Lda	Portugal
Deepwater Drilling II L.L.C.	Delaware
Deepwater Drilling L.L.C.	Delaware
Deepwater Pacific 1 Inc.	British Virgin Islands
Deepwater Pacific 2 Inc.	British Virgin Islands
Eaton Industries of Houston, Inc.	Texas
Elder Trading Co.	Liberia
Entities Holdings, Inc	Delaware
Falcon Atlantic Ltd.	Cayman Islands
Fortress Energy Services LLC	Oman
Global Dolphin Drilling Company Limited	India
Global Marine Inc.	Delaware
Global Mining Resources, Inc.	Philippines
Global Offshore Drilling Limited	Nigeria
GlobalSantaFe (Africa) Inc.	Cayman Islands
GlobalSantaFe (Labuan) Inc.	Malaysia
GlobalSantaFe (Norge) AS	Norway
GlobalSantaFe Arctic Ltd.	Nova Scotia
GlobalSantaFe B.V.	Netherlands
GlobalSantaFe Beaufort Sea Inc.	Delaware
GlobalSantaFe C.R. Luigs Limited	England
GlobalSantaFe Campeche Holdings LLC	Delaware
GlobalSantaFe Caribbean Inc.	California
GlobalSantaFe Communications, Inc.	Delaware
GlobalSantaFe Corporate Services Inc.	Delaware

Exhibit 21

SUBSIDIARIES OF TRANSOCEAN LTD. (as of December 31, 2009)

Name	Jurisdiction
GlobalSantaFe de Venezuela Inc.	Delaware
GlobalSantaFe Deepwater Drilling LLC	Delaware
GlobalSantaFe Denmark Holdings ApS	Denmark
GlobalSantaFe Development Inc.	California
GlobalSantaFe do Brasil Ltda.	Brazil
GlobalSantaFe Drilling (N.A.) N.V.	Netherlands Antilles
GlobalSantaFe Drilling (South Atlantic) Inc.	British Virgin Islands
GlobalSantaFe Drilling Company	Delaware
GlobalSantaFe Drilling Company (Canada) Limited	Nova Scotia
GlobalSantaFe Drilling Company (North Sea) Limited	England
GlobalSantaFe Drilling Company (Overseas) Limited	England
GlobalSantaFe Drilling Mexico, S. de R.L. de C.V.	Mexico
GlobalSantaFe Drilling Operations Inc.	Cayman Islands
GlobalSantaFe Drilling Services (North Sea) Limited	England
GlobalSantaFe Drilling Trinidad LLC	Delaware
GlobalSantaFe Drilling Venezuela, C.A.	Venezuela
GlobalSantaFe Financial Services (Luxembourg) S.a.r.l.	Luxembourg
GlobalSantaFe GOM Services Inc.	British Virgin Islands
GlobalSantaFe Group Financing Limited Liability Company	Hungary
GlobalSantaFe Holding Company (North Sea) Limited	England
GlobalSantaFe Hungary Services Limited Liability Company	Hungary
GlobalSantaFe International (Canada) Drilling Company	Nova Scotia
GlobalSantaFe International Drilling Corporation	Bahamas
GlobalSantaFe International Drilling Inc.	British Virgin Islands
GlobalSantaFe International Services Inc.	Panama
GlobalSantaFe Leasing Corporation	Bahamas
GlobalSantaFe Leasing Limited	British Virgin Islands
GlobalSantaFe Mexico Holdings LLC	Delaware
GlobalSantaFe Nederland B.V.	Netherlands
GlobalSantaFe Offshore Services Inc.	Cayman Islands
GlobalSantaFe Operations (Australia) Pty Ltd	Australia
GlobalSantaFe Operations (BVI) Inc.	British Virgin Islands
GlobalSantaFe Operations (Mexico) LLC	Delaware
GlobalSantaFe Operations Inc.	Cayman Islands
GlobalSantaFe Overseas Limited	Bahamas
GlobalSantaFe Saudi Arabia Ltd.	British Virgin Islands
GlobalSantaFe Services (BVI) Inc.	British Virgin Islands
GlobalSantaFe Services (Egypt) LLC	Egypt
GlobalSantaFe Services Netherlands B.V.	Netherlands
GlobalSantaFe Servicios de Venezuela, C.A.	Venezuela
GlobalSantaFe South America LLC	Delaware
GlobalSantaFe Southeast Asia Drilling Pte. Ltd.	Singapore
GlobalSantaFe Tampico, S. de R.L. de C.V.	Mexico
GlobalSantaFe Technical Services Egypt LLC	Egypt
GlobalSantaFe Techserv (North Sea) Limited	England
GlobalSantaFe U.S. Drilling Inc.	Delaware
GlobalSantaFe U.S. Holdings Inc.	Delaware
GlobalSantaFe West Africa Drilling Limited	Bahamas
GSF Caymans Holdings Inc.	Cayman Islands

Exhibit 21

SUBSIDIARIES OF TRANSOCEAN LTD. (as of December 31, 2009)

Name	Jurisdiction
GSF Leasing Services GmbH	Switzerland
Hellerup Finance International	Ireland
Intermarine Services (International) Limited	Bahamas
Intermarine Services Inc.	Texas
Intermarine Servicos Petroliferos Ltda.	Brazil
International Chandlers, Inc.	Texas
Key Perfuracoes Maritimas Limitada	Brazil
Laterite Mining Inc.	Philippines
Minerales Submarinos Mexicanos S.A.	Mexico
Modi-Santa Fe India Limited	India
MSF Offshore Services India Private Limited	India
Nickel Development Inc.	Philippines
NRB Drilling Services Limited	Nigeria
Oilfield Services, Inc	Cayman Islands
Overseas Drilling Limited	Cayman Islands
P.T. Hitek Nusantara Offshore Drilling	Indonesia
P.T. Santa Fe Supraco Indonesia	Indonesia
Platform Capital N.V.	Netherlands Antilles
Platform Financial N.V.	Netherlands Antilles
PT Transocean Indonesia	Indonesia
R&B Falcon (A) Pty Ltd	Western Australia
R&B Falcon (Caledonia) Limited	England
R&B Falcon (Ireland) Limited	Ireland
R&B Falcon (M) Sdn. Bhd.	Malaysia
R&B Falcon (U.K.) Limited	England
R&B Falcon B.V.	Netherlands
R&B Falcon Deepwater (UK) Limited	England
R&B Falcon Drilling (International & Deepwater) Inc. LLC	Delaware
R&B Falcon Drilling Co. LLC	Oklahoma
R&B Falcon Drilling Limited LLC	Oklahoma
R&B Falcon Exploration Co., LLC	Oklahoma
R&B Falcon International Energy Services B.V.	Netherlands
R&B Falcon Offshore Limited, LLC	Oklahoma
R&B Falcon, Inc. LLC	Oklahoma
Ranger Insurance Limited	Cayman Islands
RB Mediterranean Ltd.	Cayman Islands
RBF (Nigeria) Limited	Nigeria
RBF Drilling Co. LLC	Oklahoma
RBF Drilling Services, Inc. LLC	Oklahoma
RBF Exploration LLC	Delaware
RBF Finance Co.	Delaware
RBF Rig Corporation, LLC	Oklahoma
Reading & Bates Coal Co., LLC	Nevada
Reading & Bates-Demaga Perfuraçoes Ltda.	Brazil
Resource Rig Supply Inc.	Delaware
Safemal Drilling Sdn. Bhd.	Malaysia
Santa Fe Braun Inc.	Delaware
Santa Fe Construction Company	Delaware
Santa Fe Drilling (Nigeria) Limited	Nigeria
Santa Fe Drilling Company (U.K.) Limited	England

Exhibit 21

SUBSIDIARIES OF TRANSOCEAN LTD. (as of December 31, 2009)

Name	Jurisdiction
Santa Fe Drilling Company of Venezuela, C.A.	California
Santa Fe Servicos de Perfuracao Limitada	Brazil
Saudi Drilling Company Limited	Saudi Arabia
SDS Offshore Limited	England
Sedco Forex Corporation	Delaware
Sedco Forex Holdings Limited	British Virgin Islands
Sedco Forex International Drilling, Inc.	Panama
Sedco Forex International Services, S.A.	Panama
Sedco Forex International, Inc.	Panama
Sedco Forex of Nigeria Limited	Nigeria
Sedco Forex Technology, Inc.	Panama
Sedneth Panama, S.A.	Panama
Sefora Maritime Limited	British Virgin Islands
Services Petroliers Transocean	France
Servicios Petroleros Santa Fe, S.A.	Venezuela
Shore Services, LLC	Texas
Sonat Brasocean Serviços de Perfuraçoes Ltda.	Brazil
Sonat Offshore do Brasil Perfuraçoes Maritimas Ltda.	Brazil
Sonat Offshore S.A.	Panama
T. I. International Mexico S. de R.L. de C.V.	Mexico
TODDI Holdings LLC	Delaware
TOIVL Holdings Limited	Cayman Islands
Transocean 1 AS	Norway
Transocean (Mediterranean & Red Sea) Drilling Limited	Cayman Islands
Transocean Africa Drilling Limited	Cayman Islands
Transocean Alaskan Ventures Inc.	Delaware
Transocean Arctic Limited	Cayman Islands
Transocean Asia Services Sdn Bhd	Malaysia
Transocean Benefit Services Srl	Barbados
Transocean Brasil Ltda.	Brazil
Transocean Britannia Limited	Cayman Islands
Transocean Canada Co.	Nova Scotia
Transocean Construction Management Ltd.	Cayman Islands
Transocean Cunningham LLC	Delaware
Transocean Deepwater Frontier Limited	Cayman Islands
Transocean Deepwater Holdings Limited	Cayman Islands
Transocean Deepwater Inc.	Delaware
Transocean Deepwater Nautilus Limited	Cayman Islands
Transocean Deepwater Pathfinder Limited	Cayman Islands
Transocean Discoverer 534 LLC	Delaware
Transocean Drilling (U.S.A.) Inc.	Texas
Transocean Drilling Limited	Scotland
Transocean Drilling Resources Limited	Cayman Islands
Transocean Drilling Sdn Bhd	Malaysia
Transocean Drilling Services (India) Private Limited	India
Transocean Drilling Services Inc.	Delaware
Transocean Drilling U.K. Limited	Scotland
Transocean Eastern Pte. Ltd.	Singapore
Transocean Enterprise Inc.	Delaware

Exhibit 21

SUBSIDIARIES OF TRANSOCEAN LTD. (as of December 31, 2009)

Name	Jurisdiction
Transocean Europe Holdings Limited	Cayman Islands
Transocean Europe Ventures Holdings Limited	Cayman Islands
Transocean Finance Limited	Cayman Islands
Transocean Financing GmbH	Switzerland
Transocean Galloway Limited	Cayman Islands
Transocean Holdings LLC	Delaware
Transocean Inc.	Cayman Islands
Transocean India Limited	Cayman Islands
Transocean International Drilling Inc.	Delaware
Transocean International Drilling Limited	Cayman Islands
Transocean International Drilling Services Limited	Cayman Islands
Transocean International Holdings Limited	Cayman Islands
Transocean International Resources, Limited	British Virgin Islands
Transocean Investimentos Ltda.	Brazil
Transocean Investments S.a.r.l.	Luxembourg
Transocean Jupiter LLC	Delaware
Transocean Labrador Limited	Cayman Islands
Transocean LR34 LLC	Delaware
Transocean Management Inc.	Delaware
Transocean Management Ltd.	Geneva
Transocean Marine Limited	Cayman Islands
Transocean Mediterranean LLC	Delaware
Transocean Nautilus Limited	Cayman Islands
Transocean North Sea Limited	Bahamas
Transocean Offshore (Cayman) Inc.	Cayman Islands
Transocean Offshore (Nigeria) Limited	Nigeria
Transocean Offshore (North Sea) Ltd.	Cayman Islands
Transocean Offshore (U.K.) Inc.	Delaware
Transocean Offshore Canada Services Ltd.
Transocean Offshore Caribbean Sea, L.L.C.	Delaware
Transocean Offshore D.V. Inc.	Delaware
Transocean Offshore Deepwater Drilling Inc.	Delaware
Transocean Offshore Deepwater Holdings Limited	Cayman Islands
Transocean Offshore Drilling Holdings Limited	Cayman Islands
Transocean Offshore Drilling Limited	England
Transocean Offshore Drilling Services LLC	Delaware
Transocean Offshore Europe Limited	Cayman Islands
Transocean Offshore Holdings Aps
Transocean Offshore Holdings Limited	Cayman Islands
Transocean Offshore International Limited	Cayman Islands
Transocean Offshore International Ventures Limited	Cayman Islands
Transocean Offshore Limited	Cayman Islands
Transocean Offshore Norway Inc.	Delaware
Transocean Offshore Resources Limited	Cayman Islands
Transocean Offshore Resources Limited II	Cayman Islands
Transocean Offshore Services Ltd.	Cayman Islands
Transocean Offshore USA Inc.	Delaware
Transocean Offshore Ventures Inc.	Delaware
Transocean Onshore Support Services Limited	Scotland
Transocean Pacific Drilling Holdings Limited	Cayman Islands
Transocean Pacific Drilling Inc.	British Virgin Islands
Transocean Payroll Services SRL	Barbados
Transocean Perfuracoes Ltda.	Brazil
Transocean Richardson LLC	Delaware
Transocean Sedco Forex Ventures Limited	Cayman Islands
Transocean Services AS	Norway
Transocean Services UK Limited	England
Transocean Seven Seas LLC	Delaware
Transocean Support Services Limited	Cayman Islands

Exhibit 21

SUBSIDIARIES OF TRANSOCEAN LTD. (as of December 31, 2009)

Name	Jurisdiction
Transocean Support Services Nigeria Limited	Nigeria
Transocean Support Services Private Limited	India
Transocean Technical Services Inc.	Panama
Transocean Treasury Services SRL	Barbados
Transocean UK Limited	England
Transocean Worldwide Inc.	Cayman Islands
Triton Asset Leasing GmbH	Switzerland
Triton Drilling Limited	Cayman Islands
Triton Drilling Mexico LLC	Delaware
Triton Financing LLC	Hungary
Triton Holdings Limited	British Virgin Islands
Triton Hungary Asset Management LLC	Hungary
Triton Hungary Investments 1 Limited Liability Company	Hungary
Triton Hungary Investments 2 Limited Liability Company	Hungary
Triton Industries, Inc.	Panama
Triton Management Services LLC	Hungary
Triton Nautilus Asset Leasing GmbH	Switzerland
Triton Nautilus Asset Management LLC	Hungary
Triton Offshore Leasing Services Limited	Malaysia
Triton Pacific Limited	England
Turnkey Ventures de Mexico Inc.	Delaware
Wilrig Offshore (UK) Limited	England